Marketable securities - Marketable Securities and Bank Interest (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Marketable securities.
Realized gains/(losses)	$ (3,760)	$ (1,898)	$ 65
Fair value movement	1,919	795	(211)
Interest and dividend income	2,615	1,096	1,987
Bank interest income	1,091	387	4,835
Total marketable securities income and bank interest	$ 1,865	$ 380	$ 6,676